Exhibit 99.2

AMENDMENT NO. 3 TO

AGREEMENT AND PLAN OF MERGER

This AMENDMENT NO. 3 (this “Amendment”) to Agreement and Plan of Merger, dated September 15, 2003, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated February 6, 2004 and Amendment No. 2 to Agreement and Plan of Merger, dated March 11, 2004 (together with all exhibits, schedules and attachments thereto and made a part thereof, the “Agreement”), is made as of the 7th day of April 2004, by and among LOCKHEED MARTIN CORPORATION, a Maryland corporation (“Acquiror”), LMC SUB ONE, INC., a Delaware corporation (“LMC Sub One”), LMC LLC ONE, LLC, a Delaware limited liability company (“LMC LLC”), and THE TITAN CORPORATION, a Delaware corporation (“Company”).

W I T N E S S E T H:

WHEREAS, Acquiror, LMC Sub One and Company entered into the Agreement as of September 15, 2003;

WHEREAS, as of November 18, 2003, LMC Sub One assigned all of its rights and obligations under the Agreement to LMC LLC, and LMC LLC assumed and agreed to perform and comply with all of the terms, provisions, covenants and conditions of the Agreement; and

WHEREAS, on February 6, 2004, Acquiror, LMC Sub One, LMC LLC and Company entered into Amendment No. 1 to Agreement and Plan of Merger;

WHEREAS, on March 11, 2004, Acquiror, LMC Sub One, LMC LLC and Company entered into Amendment No. 2 to Agreement and Plan of Merger; and

WHEREAS, Acquiror, LMC Sub One, LMC LLC and Company desire to amend certain provisions of the Agreement, all as more fully set forth herein.

NOW, THEREFORE, in consideration of mutual covenants and agreements of the parties contained in this Amendment, the parties agree as follows:

Section 1. Definitions. Capitalized terms used in but not defined in this Amendment shall have the meanings specified in the Agreement.

Section 2. Amendment to Recitals. The first recital paragraph is hereby amended by inserting the word “and” at the end of the recital after “the Merger and the transactions contemplated hereby;”. The second recital paragraph is hereby amended by deleting the word “and” at the end of the recital immediately following the semicolon, and is further amended to replace the semicolon with a period. The third recital paragraph is deleted in its entirety.

Section 3. Amendment to Section 1.1. Section 1.1 is hereby amended to read as follows:

“Upon the terms and subject to the conditions of this Agreement, at the Effective Time in accordance with the Delaware General Corporation Law (“DGCL”), and the Delaware Limited

Liability Company Act (“DLLCA”), LMC LLC shall be merged with and into Company and the separate existence of LMC LLC shall thereupon cease (the “Merger”). Company as the surviving corporation after the Merger, is hereinafter sometimes referred to as “Surviving Corporation.”

Section 4. Amendment to Section 2.1. Section 2.1 is hereby amended to read as follows:

“If the Merger is consummated, the Restated Certificate of Incorporation of Company shall be amended at the Effective Time to read in its entirety as set forth on Exhibit B hereto and shall be the Certificate of Incorporation after the Effective Time, until thereafter amended in accordance with its terms and as provided in the DGCL.”

Section 5. Amendment to Section 2.2. Section 2.2 is hereby amended to read as follows:

“If the Merger is consummated, the by-laws of Company shall be amended at the Effective Time to read in their entirety as set forth on Exhibit C hereto and shall be the by-laws after the Effective Time, until thereafter amended in accordance with their terms and as provided in the DGCL.”

Section 6. Amendment to Section 2.3. Section 2.3 is hereby amended to read as follows:

“The directors (or managers) of LMC LLC and the officers of Company in office immediately prior to the Effective Time shall be the directors and officers of Surviving Corporation as of the Effective Time, and thereafter such directors and officers shall serve in accordance with the by-laws of Surviving Corporation until their respective successors are duly elected or appointed and qualified.”

Section 7. Amendment to Section 3.1. Section 3.1 is hereby amended to read as follows:

“The manner and basis of converting the shares of Company Common Stock upon consummation of the Merger shall be as set forth in this Section 3.1. At the Effective Time, by virtue of the Merger and without any action on the part of Company, Acquisition Sub, LMC LLC, any holder of Company Capital Stock or holder of capital stock of Acquisition Sub or any owner of any membership interest in LMC LLC:

(a) Subject to the other provisions of this Section 3.1, each share of common stock, par value $.01 per share, of Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any treasury shares, shares held by Acquiror, Acquisition Sub or any Subsidiary of Acquiror or Acquisition Sub and Dissenting Shares) shall be converted into the right to receive the Merger Consideration. The “Merger Consideration” shall mean cash in the amount of $20.00, without interest (the “Price Per Share”).

(b) Prior to the Effective Time, Acquiror shall designate a bank or trust company reasonably acceptable to Company to act as exchange agent hereunder (the “Exchange Agent”)

for the purpose of exchanging Company Certificates and Company Book-Entry Shares hereunder for the Merger Consideration.

(c) Each share of Company Common Stock held in the treasury of Company and each share of Company Common Stock owned by Acquiror, Acquisition Sub or any Subsidiary of Acquiror or Acquisition Sub immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

(d) All of the shares of Acquiror issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding after the Effective Time and shall be unaffected by the Merger. At the Effective Time, all shares of Company Common Stock will no longer be outstanding and will automatically be canceled and retired, and each holder of a Company Certificate or Company Book-Entry Shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration applicable thereto.

(e) Company immediately before the Effective Time shall cancel all rights with respect to each outstanding option or right to purchase shares of Company Common Stock (the “Company Stock Options”) under any employee or director stock option or stock purchase plan or arrangement or agreement of Company listed on Section 3.1 of the Company Disclosure Schedule (the “Company Stock Option Plans”), and Acquiror immediately after the Effective Time shall pay (subject to applicable withholdings) to each holder of a Company Stock Option which has been cancelled an amount equal to (A) times (B), where (A) equals $20.00 minus the per share exercise price under his or her Company Stock Option and (B) is the number of shares of Company Common Stock subject to his or her Company Stock Option immediately before the Effective Time. Prior to the Closing, to the extent the applicable Company Stock Option Plan does not provide for or permit the cash payments contemplated by this Section 3.1(e), Company shall obtain an executed release (prepared by Company and reasonably acceptable to Acquiror) signed by each option holder of any claims which the option holder might have as a result of the cancellation of his or her Company Stock Option. Prior to the Effective Time and subject to the effectiveness of the Merger, Company shall take all actions that may be necessary (under the plans and/or agreements pursuant to which Company Stock Options are outstanding and otherwise) to effectuate the provisions of this Section 3.1(e). This Section 3.1(e) shall not apply to the following Company Stock Option Plans: Company’s 2002 Employee Stock Purchase Plan, Company’s 2000 Employee Stock Purchase Plan and Company’s 1995 Employee Stock Purchase Plan or any other plan, program or arrangement intending to qualify as a stock purchase plan under Section 423 of the Code (the “Company ESPPs”). The Company ESPPs and all outstanding rights thereunder shall terminate at the Effective Time and the offering periods thereunder shall be deemed to end on the last NYSE trading day prior to such termination, and the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last NYSE trading day. On such last trading day, each participating employee will be credited with the number of shares of Company Common Stock purchased for his or her account(s) under the Company ESPPs during such offering period. The Board of Directors of Company shall send written notice of the Merger that will result in the termination of the Company ESPPs to all participating employees not later than February 9, 2004. No new offering periods will be allowed to commence under the Company ESPPs during the period prior to the Closing unless this Agreement has been terminated.

(f)    (i) As of the Effective Time, each outstanding Company Warrant listed on Section 3.1 of the Company Disclosure Schedule shall be converted into a warrant to receive cash as provided in this Section 3.1(f). Following the Effective Time, each outstanding Company Warrant shall continue to have, and shall be subject to, the terms and conditions of the applicable Company Warrant, except that

(x) each such Company Warrant shall be exercisable for $20.00 in cash for each share of Acquiror Common Stock into which such Company Warrant may be exercised (the “Warrant Consideration”);

(y) the exercise price payable to receive the Warrant Consideration shall be equal to the exercise price per share of Company Common Stock under such Company Warrant at the Effective Time; and

(z) all references therein to the “Company” in any such Company Warrant shall be interpreted as references to Acquiror.

(ii) The assumption of Company Warrants as provided in this Section 3.1(f) shall not give the holders of such Company Warrants additional benefits or additional (or accelerated) vesting rights that such holders did not have immediately prior to the Effective Time or relieve the holders of Company Warrants of any obligations or restrictions applicable to their Company Warrants or the consideration obtainable upon exercise of Company Warrants. Except as provided above, the duration and other terms of Company Warrants shall not change.

Section 8. Amendment to Section 3.2. Section 3.2 is hereby amended to read as follows:

“3.2 LMC LLC Membership Interests.

At the Effective Time, by virtue of the Merger and without any action on the part of Acquiror as the sole member of LMC LLC, each outstanding membership interest of LMC LLC shall be converted into one share of common stock, par value $1.00 per share, of the Surviving Corporation.”

Section 9. Amendment to Section 3.4. Section 3.4 is hereby amended to read as follows:

“(a) Promptly after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each record holder, as of the Effective Time, of certificates representing outstanding shares of Company Common Stock (“Company Certificates”) or shares of Company Common Stock represented by book-entry (“Company Book-Entry Shares” (other than Dissenting Shares), a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon proper delivery of the Company Certificates to the Exchange Agent or, in the case of Company Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) (the “Letter of Transmittal”) and instructions for use in effecting the surrender of the Company Certificates or, in the case of Company Book-Entry Shares, the surrender of such shares for payment of the Merger Consideration therefor. After the Effective Time, upon surrender in accordance with this Section 3.4(a), to the Exchange Agent of a Company Certificate or Company Book-Entry Shares,

together with such Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the Exchange Agent shall promptly deliver to the holder of such Company Certificate or Company Book-Entry Shares in exchange therefor, the Merger Consideration to be received by the holder thereof pursuant to this Agreement. The Exchange Agent shall accept such Company Certificates or Company Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there shall be no further transfer on the records of Company or its transfer agent of shares of Company Common Stock and, if Company Certificates or Company Book-Entry Shares are presented to Company for transfer, they shall be canceled against delivery of the applicable Merger Consideration. If any Merger Consideration is to be paid in a name other than that in which the Company Certificate surrendered for exchange is registered, it shall be a condition of such exchange that the Company Certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer, and that the person requesting such exchange shall pay to Company or its transfer agent any transfer or other taxes required by reason of the payment of the Merger Consideration in a name other than that of the registered holder of the Company Certificate surrendered, or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.4(a), each Company Certificate and each Company Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration as contemplated by Section 3.1.

(b) The Merger Consideration paid upon the surrender for exchange of Company Certificates or Company Book-Entry Shares in accordance with the terms of this Article 3 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock so exchanged.

(c) At any time following the date which is nine months after the Effective Time, Acquiror shall be entitled to require the Exchange Agent to deliver to it any funds (including any interest received with respect thereto) which have been made available to the Exchange Agent and which have not been disbursed to holders of Company Certificates or Company Book-Entry Shares and thereafter such holders shall be entitled to look to Acquiror and the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the applicable Merger Consideration payable upon due surrender of their Company Certificates or Company Book-Entry Shares. The Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of shares of Company Common Stock for the Merger Consideration. None of Acquiror, Surviving Corporation, any subsidiary or Affiliate of Acquiror or Surviving Corporation or the Exchange Agent shall be liable to any former holder of Company Common Stock for cash delivered to public officials pursuant to any applicable abandoned property, escheat or other similar laws.

(d) If any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed and, if requested by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Company Certificate, the Exchange Agent will pay, in exchange for such lost, stolen or destroyed Company Certificate, the Merger

Consideration to be paid in respect of the shares of Company Common Stock represented by such Company Certificate.”

Section 10. Amendment to Section 3.5. Section 3.5 is hereby amended by deleting the words “(subject to the provisions of Section 3.1(h)(ii) or Section 3.1(h)(iii))” after the words “on the third (3rd) Business Day”.

Section 11. Amendment to Section 4.2. Section 4.2 is hereby amended to read as follows: “Intentionally deleted.”

Section 12. Amendment to Section 4.3. Section 4.3(c) is hereby amended by replacing the first sentence to such section with the following:

“Except for Acquiror Required Statutory Approvals and filings with and actions by the SEC in connection with the Proxy Statement, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Government Entity is necessary for the execution or delivery of this Agreement by Acquiror or Acquisition Sub or the consummation by Acquiror or Acquisition Sub of the transactions contemplated thereby.”

Section 13. Amendment to Section 4.4. Section 4.4 is hereby amended to read as follows: “Intentionally deleted.”

Section 14. Amendment to Section 4.8. Section 4.8 is hereby amended to read as follows: “Intentionally deleted.”

Section 15. Amendment to Section 4.11. Section 4.11 is hereby amended to read as follows:

“None of the information supplied or to be supplied by Acquiror for inclusion or incorporation by reference in the Proxy Statement or any amendment or supplement thereto shall at the date the Proxy Statement or any such amendment or supplement is first mailed to the Company Common Stockholders or at the time of the Stockholders’ Approval, contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.”

Section 16. Amendment to Section 4.13. Section 4.13 is hereby amended to read as follows: “Intentionally deleted.”

Section 17. Amendment to Section 5.2. Section 5.2(b) is hereby amended by deleting the words “contemplated by Section 3.1(l)” and replacing them with the following: “contemplated by Section 3.1(e)”.

Section 18. Amendment to Section 5.12. Section 5.12 is hereby amended to read as follows: “Intentionally deleted.”

Section 19. Amendment to Section 5.24. Section 5.24 is hereby amended to read as follows:

“None of the information supplied or to be supplied by Company for inclusion or incorporation by reference in the Proxy Statement or any amendment or supplement thereto shall, at the date the Proxy Statement or any such amendment or supplement is first mailed to the Company Common Stockholders or at the time of the Stockholders’ Approval contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made by Company in this Section 5.24 with respect to statements made or incorporated by reference therein based on information that was not supplied by Company or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.”

Section 20. Amendment to Section 5.26. Section 5.26 is hereby amended to add the following sentence following the existing provision:

“Company has received the oral opinion of Relational Advisors LLC, financial advisor to Company, to the effect that, as of the date of Amendment No. 3 to this Agreement, the Merger Consideration (as amended by Amendment No. 3 to the Agreement) is fair to the stockholders from a financial point of view.”

Section 21. Amendment to Section 6.4. Section 6.4(a) is hereby amended by deleting the second sentence and replacing it with the following:

“Notwithstanding the foregoing, the Stockholders’ Meeting shall be held on or after June 7, 2004.”

Section 22. Amendment to Section 6.5. Section 6.5(a) is hereby amended by deleting the following phrase:

“: (A) the process in Section 3.4(a) to deliver and otherwise provide to the Stockholders the portion of the Merger Consideration that is Stock Consideration, and (B)”.

Section 23. Amendment to Section 6.7. Section 6.7 is hereby amended to read as follows:

“(a) Each of Company and Acquiror shall cooperate and as promptly as practicable prepare, and Company shall file with the SEC, a proxy statement pursuant to Regulation 14A under the Exchange Act with respect to the Stockholders’ Meeting (the “Proxy Statement”). Company and Acquiror, shall use their respective reasonable best efforts to have the Proxy Statement cleared by the SEC. Company shall, as promptly as practicable after receipt thereof, provide the Acquiror copies of any written comments, and advise Acquiror of any oral comments or communications regarding the Proxy Statement received from the SEC. Company shall provide Acquiror with a reasonable opportunity to review and comment on any supplement to the Proxy Statement prior to filing the same with the SEC, and Company will promptly provide Acquiror with a copy of all such filings made with the SEC.

(b) Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company Common Stockholders as promptly as practicable.

(c) Each of Company and Acquiror agrees that the information provided by it for inclusion in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Stockholders’ Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Stockholders’ Meeting, there shall occur any event with respect to Company, Acquiror or any of their Subsidiaries, or with respect to any information provided by Company or Acquiror for inclusion in the Proxy Statement, which event is required to be described in an amendment or supplement to the Proxy Statement, such amendment or supplement shall be promptly filed with the SEC, as required by applicable law, and disseminated to the Company Common Stockholders, as applicable.”

Section 24. Amendment to Section 6.8. Section 6.8 is hereby amended to read as follows:

“Except as may be otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated, except that (a) Company and Acquiror shall divide equally the following fees and expenses: (i) the costs incurred in connection with the printing and mailing of the Form S-4, dated October 15, 2003 filed by Acquiror with the SEC and all amendments and supplements thereto, the Proxy Statement/Prospectus, dated February 9, 2004 and the Proxy Statement/Prospectus Supplement dated March 31, 2004 (as so supplemented, the “Proxy Statement/Prospectus”), the Proxy Statement and related documents, (ii) all filing or registration fees paid by Acquiror or Company, including fees payable to the SEC or any state securities commission, but excluding attorneys fees and expenses and (iii) costs incurred in connection with the printing and mailing of all election forms relating to the Proxy Statement/Prospectus and the Letter of Transmittal, and (b) Acquiror shall pay (i) all filing or registration fees incurred in connection with the Exchange and Guarantee Offer and the Consent Solicitation, and (ii) all costs incurred in connection with the printing and mailing of all materials relating to the Exchange and Guarantee Offer and the Consent Solicitation. From and after the Closing, expenses of Company shall be paid by the Surviving Corporation.”

Section 25. Amendment to Section 6.15. Section 6.15 is hereby amended to read as follows: “Intentionally deleted.”

Section 26. Amendment to Section 6.16. Section 6.16 is hereby amended to read as follows: “Intentionally deleted.”

Section 27. Amendment to Section 6.17. Section 6.17 is hereby to read as follows: “Intentionally deleted.”

Section 28. Amendment to Section 6.20. Section 6.20 is hereby amended to read as follows: “Intentionally deleted.”

Section 29. Amendment to Section 6.21. Section 6.21(b) is hereby amended to change the reference of “Section 6.21” in the last sentence of such section to “Section 6.22”.

Section 30. Amendment to Article 6. Article 6 is hereby amended by adding a Section 6.23 to read as follows:

“Section 6.23 Covenants Relating to Alleged FCPA Violations.

(a) Company covenants and agrees to use its commercially reasonable efforts to obtain a final resolution and/or settlement as to Company and its Subsidiaries with the CD DOJ, the SEC, the United States Department of Defense and the United States Department of State of all matters related to or arising from (A) allegations of violations of applicable law in connection with payments that were made, or items of value that were provided, by consultants or representatives for Company or its Affiliates to foreign officials; or (B) allegations of violations of the books and records and internal controls provisions of applicable law (the allegations in the foregoing clauses (A) and (B), collectively, the “Alleged FCPA Violations”), which final resolution and/or settlement may include the following:

(i) a written statement or written confirmation from the CD DOJ that it considers its investigation of the Alleged FCPA Violations resolved as to Company and its Subsidiaries and does not intend to pursue any claims as to Company and its Subsidiaries in respect of the Alleged FCPA Violations, or the entry of a judgment of conviction signed by a United States district court judge pursuant to Federal Rule of Criminal Procedure 32(k) or other applicable rules resulting from Company’s or any of its Subsidiaries’ plea of guilty and a plea agreement with the United States under Federal Rule of Criminal Procedure 11(c) or other applicable rule;

(ii) entry of a settled cease-and-desist order by the SEC pursuant to Section 21C of the Exchange Act and that may include the filing by the SEC of a settled civil action in a United States district court in which Company consents to a judgment related to or arising from the Alleged FCPA Violations;

(iii) execution of a written agreement or other written confirmation with the cognizant debarring official that the debarring official has determined that the debarment of Company or any of its Affiliates is not in the interests of the United States pursuant to Federal Acquisition Regulation subpart 9.406-1, 48 C.F.R. § 9.406-1, as a result of the Alleged FCPA Violations and/or in the event of the entry of a criminal judgment of conviction of Company or any of its Affiliates, the entry of a settled cease-and-desist order by the SEC against Company, or Company’s consent to a judgment from the filing of a civil action by the SEC, related to or arising from the Alleged FCPA Violations; and

(iv) execution of a written agreement or other written confirmation with the Department of State, Directorate of Defense Trade Controls (“DDTC”) that DDTC has determined that it will not deny, revoke, suspend or amend any license and other approvals, including applications, of Company or any of its Affiliates registered as an exporter with the Department of State, pursuant to 22 U.S.C. § 2778(g)(4) and 22 C.F.R. §§ 126.7(a)(4), 127.7, and 127.11, as a result of the Alleged FCPA Violations and/or in the event of the entry of a criminal judgment of conviction of Company or any of its Affiliates related to or arising from the Alleged FCPA Violations.

The items enumerated in the foregoing clauses (i) through (iv), are collectively referred to as the “FCPA Resolution and Settlement.”

(b) Company covenants and agrees that it will not enter into any of the agreements, consent decrees or settlements contemplated by the FCPA Resolution and Settlement without the written consent of Acquiror, which consent shall not be unreasonably withheld or delayed. In considering whether any such requested consent of Acquiror is unreasonably withheld or delayed, it shall not be considered unreasonable if Acquiror withholds its consent in a situation in which, taking into account any or all of the agreements, consents, decrees, or settlements contemplated by the FCPA Resolution and Settlement, (A) the aggregate payments in fines, penalties, or settlement made or to be made by Company or any of its Affiliates are materially adverse in relation to Company’s consolidated financial condition, assets or stockholders’ equity, or (B) such agreements, consent decrees or settlements include provisions that impose significant adverse restrictions or limitations on the business or operations of Company or any of its Affiliates. For purposes of this Section 6.23(b), significant adverse restrictions or limitations on the business or operations of Company or any of its Affiliates shall not include training programs, auditing processes, compliance programs, reporting obligations or any other procedures or processes included in Acquiror’s ethics and compliance program. Acquiror covenants and agrees that it will extend its ethics and compliance programs to Company and its Affiliates if requested by any Governmental Entity to satisfy any requirements post-closing in relation to compliance or compliance-related matters that any of the Governmental Entities may require as part of reaching with Company FCPA Resolution and Settlement.

(c) Acquiror covenants and agrees that it will use its commercially reasonable efforts to cooperate and assist Company in obtaining any FCPA Resolution and Settlement with any Governmental Entity.”

Section 31. Amendment to Section 7.1. Section 7.1 is hereby amended by deleting subparagraphs (e) and (f) in their entirety. Section 7.1(c) is hereby amended by inserting the word “and” at the end of paragraph (c) after the phrase “such order or injunction;”. Section 7.1(d) is hereby amended by replacing the semicolon at the end of the paragraph with a period.

Section 32. Amendment to Section 7.2. Section 7.2 is hereby amended by deleting subparagraph (b) in its entirety. Section 7.2(a) is hereby amended by deleting “and” at the end the paragraph after the phrase “or a Vice President of Acquisition Sub to that effect” and replacing the semicolon with a period.

Section 33. Amendment to Section 7.3. Section 7.3(b) is hereby amended to read as follows:

“Company shall have obtained a written statement or written confirmation from the CD DOJ that it considers its investigation of the Alleged FCPA Violations resolved as to Company and its Subsidiaries and does not intend to pursue any claims as to Company and its Subsidiaries in respect of the Alleged FCPA Violations, or there has been entered a judgment of conviction signed by a United States district court judge pursuant to Federal Rule of Criminal Procedure § 32(k) or other applicable rules resulting from Company’s or any of its Subsidiaries’ plea of guilty and a plea agreement with the United States under Federal Rule of Criminal Procedure 11(c) or other applicable rule.”

Section 34. Amendment to Section 8.1.

(a) Section 8.1(b) is hereby amended to read as follows:

“by Company, if either Acquiror or Acquisition Sub shall breach any representations, warranties, covenants or obligations contained in this Agreement, which breach would result in the failure to satisfy one or more of the conditions set forth in Section 7.2(a), and in any such case such breach shall be incapable of being cured or, if capable of being cured, shall not have been cured within

30 days after written notice thereof shall have been received by the party alleged to be in breach;”

(b) Section 8.1(c)(i) is hereby amended by adding the following after the clause “received by the party alleged to be in breach”:

“; provided, that Acquiror may not assert such a breach prior to Closing as a result of changes, circumstances, facts, events or effects that would not constitute a Material Adverse Effect following satisfaction of the condition precedent included in clause (a)(v) of the definition of Material Adverse Effect”

(c) Section 8.1(d)(ii) is hereby amended to read as follows:

“The Closing shall not have occurred on or before the Optional Termination Date, provided that the party seeking to terminate this Agreement pursuant to this clause (ii) shall not have breached in any material respect its obligations under this Agreement in any manner that has contributed to the failure to consummate the Merger on or before such date; or”

Section 35. Amendment to Exhibit A.

(a) Exhibit A is hereby amended by deleting the following definitions: “Average Price, Cash Consideration, Cash Election, Cash Election Number, Cash Election Shares, Company Taxable Election, Effectiveness Period, Election Deadline, Exchange Rate, Form of Election, Form S-4, Forward Merger, Lower Collar, Representative, Reverse Merger, Stock Consideration, Stock Election, Stock Election Number, Stock Election Shares, Top-Up Notice, Upper Collar.”

(b) Exhibit A is hereby further amended by inserting the following definitions in alphabetical order:

“Alleged FCPA Violations” has the meaning assigned to such term in Section 6.23(a).

“CD DOJ” means the Criminal Division of the United States Department of Justice.

“Company Closing Price” has the meaning assigned to such term in Section 3.1(e).

“DDTC” has the meaning assigned to such term in Section 6.23(a).

“FCPA Resolution and Settlement” has the meaning assigned to such term in Section 6.23(a).

“Letter of Transmittal” has the meaning assigned to such term in Section 3.4(a).

“MAE Modification Date” has the meaning assigned to such term in clause (a)(v) of the definition of Material Adverse Effect.

“Optional Termination Date” means the latest of (i) June 25, 2004, (ii) 23 Business Days after (A) the date on which the SEC advises Company that it does not intend to review the Proxy Statement or (B) if the SEC reviews the Proxy Statement, the date on which the SEC advises Company that its review is complete, but not later than July 23, 2004, or (iii) if Company enters into a plea agreement with the United States on or before June 25, 2004, three (3) Business Days after a judgment of conviction signed by a United States district court judge pursuant to Federal Rule of Criminal Procedure 32(k) or other applicable rules has been entered; provided, however, under no circumstances shall the Optional Termination Date under clause (iii) be later than September 24, 2004.

(c) Exhibit A is hereby further amended by replacing the following defined terms as follows in alphabetical order:

“Acquiror Common Stock” means common stock, par value $1.00 per share, of Acquiror.

“Acquiror Reports” means all forms, reports, and documents required to be filed by it with the SEC pursuant to relevant securities statutes, regulations, policies and rules since January 1, 1999.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Company ESPPs” has the meaning assigned to such term in Section 3.1(e).

“Company Stock Options” has the meaning assigned to such term in Section 3.1(e).

“Company Stock Option Plans” has the meaning assigned to such term in Section 3.1(e).

“Exchange Agent” has the meaning assigned to such term in Section 3.1(b).

“NYSE” means the New York Stock Exchange.

“Proxy Statement” has the meaning assigned to such term in Section 6.7(a).

“Proxy Statement/Prospectus” has the meaning assigned to such term in Section 6.8.

“SEC” means the Securities and Exchange Commission.

“Warrant Consideration” has the meaning assigned to such term in Section 3.1(f).

(d) Exhibit A is further amended by inserting the following phrase before the phrase “(b) a material adverse effect on the ability of such entity to perform its obligations under this Agreement” at the end of the definition of “Material Adverse Effect”:

“(v) if and only if prior to the Closing, Company and/or one or more of its Subsidiaries has obtained a written statement or written confirmation from the CD DOJ that it considers its investigation of the Alleged FCPA Violations resolved as to Company and its Subsidiaries and does not intend to pursue any claims as to Company and its Subsidiaries in respect of the Alleged FCPA Violations, or has had entered against it a judgment of conviction signed by a United States district court judge pursuant to Federal Rule of Criminal Procedure 32(k) or other applicable rules resulting from Company’s or any of its Subsidiaries’ plea of guilty and a plea agreement with the United States under Federal Rule of Criminal Procedure 11(c) or other applicable rule (the date of such written statement or written confirmation or judgment of conviction, being the “MAE Modification Date”), (A) any information disclosed on or before the MAE Modification Date to any of the CD DOJ, the SEC or Acquiror (or its outside legal counsel) or of which Acquiror or its outside legal counsel is otherwise aware on or before the MAE Modification Date, relating to the Alleged FCPA Violations, (B) any investigations, actions, judgments, settlements, fines, penalties or orders by or before any Governmental Entity, whether existing, pending, threatened or hereafter arising (and including the terms and status thereof), arising from the Alleged FCPA Violations or the disclosure (other than in accordance Company’s obligations under Section 5.24), fiduciary, contractual or other obligations of Company and its Subsidiaries and their respective directors, officers, employees and representatives relating to the Alleged FCPA Violations (including the FCPA Resolution and Settlement), and (C) any costs, fees and expenses of Company or its Subsidiaries relating to the investigation of the Alleged FCPA Violations, the renegotiation of the Merger Agreement, the solicitation of proxies after April 4, 2004, and any pre-existing indemnity rights of any directors, officers, employees and representatives of Company or of any of its Subsidiaries in connection with any of the foregoing, or”

The definition of “Material Adverse Effect” is further amended by deleting “or” before the (iv) provision.

Section 36. Limited Amendment. Except as specifically provided in this Amendment and as the context of this Amendment otherwise may require to give effect to the intent and purposes of this Amendment, the Agreement shall remain in full force and effect without any other amendments or modifications. Without limiting the generality of the foregoing, this Amendment shall not limit or otherwise relieve Acquisition Sub of its obligations under the Agreement.

Section 37. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to the choice of law provisions thereof).

Section 38. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Section 39. Captions. The captions in this Amendment are included for convenience of reference only and shall be ignored in the construction or interpretation of this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to the Agreement as of the date first set forth above.

LOCKHEED MARTIN CORPORATION

By:  /s/ Jeffrey D. MacLauchlan

Name:  Jeffrey D. MacLauchlan

Title:    Vice President, Financial Strategies

LMC SUB ONE, INC.

By:  /s/ Jeffrey D. MacLauchlan

Name:  Jeffrey D. MacLauchlan

Title:    Authorized Representative

LMC LLC ONE, LLC

By:  /s/ Jeffrey D. MacLauchlan

Name:  Jeffrey D. MacLauchlan

Title:    Authorized Representative

THE TITAN CORPORATION

By:  /s/ Gene W. Ray

Name:  Gene W. Ray

Title:    Chairman, Chief Executive Officer and President